FORM 8-K
                                 AMENDMENT NO. 1
                                   ----------


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Earliest Event Reported:  February 3,2000


                           COBB RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


        New  Mexico                   0-4395                    85-0206160
      (State or other         (Commission  File  Number)      (IRS Employer
 jurisdiction of incorporation                             Identification  No.)
      or organization)

                              1041 N Formosa Avenue
                        Mary Pickford Building, Suite 101
                             Los Angeles, CA  90046
          (Address of principal executive offices, including zip code)


                                 (323) 850-2800
              (Registrant's telephone number, including area code)

ITEM  5.     OTHER  EVENTS

          Effective May 22, 2000, COBB Resources Corporation's name will change to Family Room Entertainment Corporation, and its corresponding OTC:BB trading symbol "COBB" will change to "FMLY."

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (b) Proforma Financial Information required pursuant to Article II of Regulation S-X.


      COBB  RESOURCES  CORPORATION

      Unaudited  Condensed  Consolidated  Proforma  Financial
        Statements                                                           F-1

      Condensed  Consolidated  Proforma  Balance  Sheet  as  of
        December  31,  1999                                                  F-2

      Condensed  Consolidated  Proforma  Statement  of  Operations
        for  the  year  ended  June  30,  1999                               F-3

      Condensed  Consolidated  Proforma  Statement  of  Operations
        for  the  six  months  ended  December  31,  1999                    F-4

      Notes  to  Unaudited  Proforma  Condensed  Consolidated
        Financial  Statements                                                F-5

                           COBB RESOURCES CORPORATION
             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999

                           COBB RESOURCES CORPORATION
             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999
                                   __________

                                                     AS             PROFORMA       PROFORMA
                                                  REPORTED         ADJUSTMENTS     BALANCES
                                              ----------------  ----------------  ------------
                ASSETS
--------------------------------------------
Current assets:
  Cash and cash equivalents. . . . . . . . .  $        15,782      (a) $(15,782)  $         -
  Marketable equity securities, trading. . .          126,878    (a)   (126,878)            -
  Notes receivable . . . . . . . . . . . . .           60,000    (a)    (60,000)            -
  Accrued interest receivable. . . . . . . .           19,249    (a)    (19,249)            -
                                              ----------------  ----------------  ------------

    Total current assets . . . . . . . . . .          221,909          (221,909)            -

Film projects. . . . . . . . . . . . . . . .                -    (c)  1,812,000     1,812,000
Property and equipment, net. . . . . . . . .            6,249    (a)     (6,249)            -
Non-producing oil and gas properties . . . .          133,503    (a)   (133,503)            -
                                              ----------------  ----------------  ------------

Total assets . . . . . . . . . . . . . . . .  $       361,661   $     1,450,339   $ 1,812,000
                                              ================  ================  ============

    LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------
Current liabilities:
  Notes payable and current portion of
    long-term debt . . . . . . . . . . . . .  $         4,321       (a) $(4,321)  $         -
  Accounts payable and accrued liabilities .           10,000    (a)    (10,000)            -
                                              ----------------  ----------------  ------------

    Total current liabilities. . . . . . . .           14,321           (14,321)            -

Long-term debt, net of current portion . . .                -                 -             -
                                              ----------------  ----------------  ------------

Total liabilities. . . . . . . . . . . . . .           14,321           (14,321)            -
                                              ----------------  ----------------  ------------

Commitments and contingencies

Stockholders' equity:
  Common Stock, par value $.10; 25,000,000
    shares authorized; 8,534,257 shares
    issued (13,560,425 proforma), 8,533,907
    shares outstanding (13,360,390 proforma)          853,426    (b)   (768,084)
                                                                 (c)  1,270,700     1,356,042
  Treasury stock, 350 shares at cost
    (200,035 proforma) . . . . . . . . . . .           (2,450)   (a)   (347,340)     (349,790)

  Additional paid-in capital . . . . . . . .        6,156,172    (b)    768,084
                                                                 (c)    541,300     7,465,556
  Accumulated deficit. . . . . . . . . . . .       (6,659,808)                -    (6,659,808)
                                              ----------------  ----------------  ------------

    Total stockholders' equity . . . . . . .          347,340         1,464,660     1,812,000
                                              ----------------  ----------------  ------------

                                              $       361,661   $     1,450,339   $ 1,812,000
                                              ================  ================  ============


                    See Selected Notes to Unaudited Proforma
                   Condensed Consolidated Financial Statement.

                           COBB RESOURCES CORPORATION
        UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1999
                                   ----------

                                              AS            PROFORMA         PROFORMA
                                           REPORTED        ADJUSTMENTS     CONSOLIDATED
                                       ----------------  ----------------  ------------

Revenues:
Mining royalty income, net. . . . . .  $        16,500      (a) $(16,500)  $         -
Interest and other income . . . . . .           41,257    (a)    (41,257)            -
                                       ----------------  ----------------  ------------

Total revenues. . . . . . . . . . . .           57,757           (57,757)            -
                                       ----------------  ----------------  ------------

Costs and expenses:
Property lease expenses . . . . . . .            4,163    (a)     (4,163)            -
Dry hole expense. . . . . . . . . . .           26,405    (a)    (26,405)            -
Loss on sale of property. . . . . . .           16,965    (a)    (16,965)            -
Depreciation expense. . . . . . . . .            8,724    (a)     (8,724)            -
General and administrative. . . . . .          215,686    (a)   (215,686)            -
Realized loss on marketable equity
securities. . . . . . . . . . . . . .          219,515    (a)   (219,515)            -
Unrealized loss on marketable equity
securities. . . . . . . . . . . . . .            6,936    (a)     (6,936)            -
Interest expense. . . . . . . . . . .            1,407    (a)     (1,407)            -
                                       ----------------  ----------------  ------------

Total costs and expenses. . . . . . .          499,801          (499,801)            -
                                       ----------------  ----------------  ------------

Loss from continuing operations . . .         (442,044)          442,044             -

Loss from discontinued operations . .                -    (a)   (442,044)     (442,044)
                                       ----------------  ----------------  ------------

Net loss. . . . . . . . . . . . . . .  $      (442,044)  $             -   $  (442,044)
                                       ================  ================  ============

Basic and diluted net loss per common
share . . . . . . . . . . . . . . . .  $         (0.05)                    $     (0.03)
                                       ================                    ============

Weighted average shares outstanding .        8,534,257    (b) (7,680,832)
                                                          (c) 12,707,000    13,560,425
                                       ================                    ============

                    See Selected Notes to Unaudited Proforma
                   Condensed Consolidated Financial Statement.

                           COBB RESOURCES CORPORATION
        UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1999
                                   ---------------


                                                 AS          PROFORMA        PROFORMA
                                              REPORTED       ADJUSTMENTS   CONSOLIDATED
                                            -------------  --------------  ------------
Revenues:
  Unrealized gain on marketable equity
    securities . . . . . . . . . . . . . .  $      4,859(a)  $    (4,859)  $         -
  Other income . . . . . . . . . . . . . .         5,349(a)       (5,349)            -
  Realized gain on sale of equipment . . .         5,953(a)        5,953             -
                                            -------------  --------------  ------------

    Total revenues . . . . . . . . . . . .        16,161          16,161             -
                                            -------------  --------------  ------------
Costs and expenses:
  Depreciation, depletion and amortization         3,947(a)       (3,947)            -
  General and administrative . . . . . . .        63,955(a)      (63,955)            -
  Realized loss on marketable equity
    securities . . . . . . . . . . . . . .        14,925(a)      (14,925)            -
  Interest expense . . . . . . . . . . . .           292(a)         (292)            -
                                            -------------  --------------  ------------

    Total costs and expenses . . . . . . .        83,119         (83,119)            -

Loss from continuing operations. . . . . .       (66,958)         66,958             -

Loss from discontinued operations. . . . .           -  (a)      (66,958)      (66,958)
                                            -------------  --------------  ------------

      Net loss . . . . . . . . . . . . . .  $    (66,958)  $           -   $   (66,958)
                                            =============  ==============  ============

Basic and diluted loss per common share. .  $      (0.01)                  $     (0.00)
                                            =============                  ============

Weighted average number of common shares
  and common share equivalents outstanding     8,534,257      (7,680,832)
                                                             (12,707,000)   13,560,425
                                            =============                  ============

                    See Selected Notes to Unaudited Proforma
                   Condensed Consolidated Financial Statement.

                           COBB RESOURCES CORPORATION
                      NOTES TO UNAUDITED PROFORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   __________

1.   BASIS  OF  PRESENTATION
     -----------------------

     On February 3, 2000, control of Cobb Resources Corporation (the "Company") was acquired by three individual investors and certain entities under their control (collectively referred to as the "Investors"). The acquisition was accomplished through a combination of transactions, hereinafter referred to as the "Corporate Restructuring".

     -    The  Investors  each  acquired  666,666  shares   (approximately  7.8%
          individually and 23.4% in the aggregate of the Company's common stock from the Company's most significant stockholder (the "Stockholder").

     - The Company sold substantially all of its existing assets, including mineral interests, cash, equity securities and other assets, to the Stockholder in exchange for 2,000,000 shares of the Company's common stock (that were placed in treasury) and the Stockholder's assumption of all known and unknown liabilities of the Company, fixed and contingent, that had accrued up to February 3, 2000. The aggregate purchase price paid by the Stockholder in connection with this transaction was approximately $347,000. As a result of this transaction, the Company discontinued all current operations in which it was engaged.

     - The Company enacted a ten for one reverse stock split that was effective for stockholders of record on February 17, 2000. A requirement in conjunction with the reverse split eas that the Company establish a new OTCBB trading symbol.

     - The Company acquired certain assets (the "Asset Purchase"), tangible property and all other intangible property related to a number of film projects in exchange for 12,707,000 post split shares, representing an aggregate purchase price of approximately $1,812,000 based upon independent appraisal. The film projects were acquired from the Investors and/or entities owned by the Investors.

     The Company believes that the assumptions used in preparing the unaudited proforma condensed consolidated financial statements provide a reasonable basis for presenting all of the significant effects of the Corporate Restructuring (other than any synergies anticipated by the Company, and nonrecurring charges directly attributable to the Asset Purchase), and that the proforma adjustments give effect to those assumptions in the Unaudited Proforma Condensed Consolidated Statements of Operations.

                           COBB RESOURCES CORPORATION
                      NOTES TO UNAUDITED PROFORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                                   __________

2.   EARNINGS  PER  SHARE
     --------------------

     Net loss per share of common stock was computed by dividing the net income available to common stockholders by the weighted average number of shares of common stock outstanding during the period.


3.   PROFORMA  ADJUSTMENTS
     ---------------------

     Proforma adjustments to the Unaudited Proforma Condensed Consolidated Balance Sheet are as follows:

     a. Reflects the sale of substantially all existing assets of the Company (including mineral interests, cash, equity securities, and other assets) to the Stockholder in exchange for 2,000,000 shares of the Company's common stock and the Stockholder's assumption of all known and unknown liabilities of the Company that had accrued as of February 3, 2000.

     b. Reflects the effects of a one for ten reverse stock split effective for stockholders of record at February 17, 2000.

     c. Reflects the acquisition of interests in eight film projects valued in accordance with an independent appraisal.

     Proforma adjustments to the Unaudited proforma Condensed Consolidated Statements of Operations area as follows:

     a. Reflects the discontinuation of current operations based upon the sale of substantially all existing assets to the stockholder.

     b. Reflects the effects of a one for ten reverse stock split for stockholders of record at February 17, 2000.

     c. Reflects the effects of the issuance of 12,707,000 post-split shares in connection with the Asset Acquisition.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COBB  RESOURCES  CORPORATION



Date:  May  18,  2000                          By:  /s/  George  Furla
                                                       ------------------
                                                         George  Furla
                                                         Chief Executive Officer